Argyle Security Inc.

Management Presentation for the Homeland Security Investor Conference

December 11, 2007

Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. When used in this press release, words such as "will," "believe," "expect," "anticipate," "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.

Today's Presenters

ARGYLE SECURITY INC.

Bob Marbut

Co-Founder
Chairman and Co-CEO
Argyle Security

Sam Youngblood

Founder and CEO
ISI Security Group

Don Neville

Chief Financial Officer
Argyle Security

Market Snapshot

ARGYLE SECURITY INC.

Common Stock Ticker:	ARGL
Warrant Ticker:	ARGLW
Unit Ticker:	ARGLU
Recent Common Stock Price:	$7.05*
Market Cap:	$41.6M*
52-Week Range:	$6.30 - $8.00*
Shares Out./Float:	5.9/3.6M
Insider Ownership:	30.5%

*As of 12/3/07

Overview

Argyle Security Inc.

- **Argyle Security** was formed to be a leading global provider of services and solutions in the physical electronic security industry.

- In 2007, **Argyle Security** acquired **ISI Security Group**, which is comprised of three rapidly growing service and solution providers in two sectors of the physical security industry.

  - **Corrections**
    - **ISI-Detention**
    - **MCS-Detention**
  - **Commercial**
    - **MCS-Commercial**

Investment Highlights

ARGYLE SECURITY INC.

- Strong security industry dynamics since 9/11, creating attractive opportunity:
  - **Growing demand in Argyle's targeted markets**
  - **Highly fragmented sector – ripe for strategic buildup**
  - **Increasing need for total solutions providers**
  - **New opportunities for IP applications with cost effective technologies**
- Favorably positioned in attractive markets with solid platform in place for executing Argyle's integrated buildup strategy – both in U.S. and internationally
- Broad, highly experienced management team, with successful track record in key areas that support Argyle's vision:
  - **Core competency in successful integrated strategic buildups of public companies**
  - **Significant experience and relationships in physical security industry**
  - **Proven ability to integrate acquisitions and manage rapid growth**

Our Vision

ARGYLE SECURITY INC.

To Become a Leading Global Company in the Physical Electronic Security Industry

Market and Channel Focus

ARGYLE SECURITY INC.


Risk Analysis
Threat Analysis
Intrusion
Outdoor Perimeter
Video Surveillance
Access Control
Consulting
Project Management

- Targeted Markets: Opportunities in *selected* Commercial, Governmental and Residential sectors

- Targeted Channels: Opportunities in *selected* Video Surveillance, Access Control, Perimeter Protection, Intrusion Protection and Fire Detection sectors

Strategy for Creating A Major Global Platform

ARGYLE SECURITY INC.

- Consistently grow Argyle's existing business segments organically.
- Acquire and effectively integrate attractive companies that strategically fit Argyle's market and channel strategy.
- Leverage the valuable brands and channels of those businesses that join Argyle.
- Continually improve and leverage Argyle's existing technology, products and skill sets.

ISI-Detention

- Provides a major distribution channel for high tech security services.
- Provides the essential low tech services and products for a total solution.

MCS-Detention

- Designs, engineers, develops and provides command and control systems that control all low voltage security systems.
- Uses proprietary software to automatically customize command and control systems.
- Continually upgrades software to reduce production costs to provide proprietary/complex features for the user.


Electronic Locking Mechanisms
Incarceration Rated Doors, Windows and Hardware
Corrections Security Business
ISI-Detention


Incarceration Rated Doors, Windows and Hardware
High Impact Rated Polycarbonate Glass and Windows
Corrections Security Business
ISI-Detention


Command and Control High Impact
Barriers
High Impact Rated Polycarbonate
Glass and Windows
Corrections Security Business
ISI-Detention


Riot Proof Furnishings and Furniture
Corrections Security Business
ISI-Detention


Severe Attack Wall Systems
Corrections Security Business
ISI-Detention


Severe Attack Wall Systems
Corrections Security Business
ISI-Detention

ISI-Detention

- Provides a major distribution channel for high tech security services.
- Provides the essential low tech services and products for a total solution.

MCS-Detention

- Designs, engineers, develops and provides command and control systems that control all low voltage security systems.
- Uses proprietary software to automatically customize command and control systems.
- Continually upgrades software to reduce production costs to provide proprietary/complex features for the user.


SECURE VESTIBULE 7X102
131
29/10/07 09:04:35
Corrections Security Business
MCS-Detention


Search Room
Corrections Security Business
MCS-Detention


Metroplex Control Systems
San Antonio, Texas

Corrections Security Business
MCS-Detention


POD K
Operator ID 7
21:49:24 04/14/2006
Unlock / Open
Close
Stop
ILck Override
Shunt
Hold Open
Key Switch
Group Release
Emer Release
Door Isolate
Icom Isolate
Silence
Reset
Utilities
Help
Log Off
Back
Simulator
Options
POD N
KITCHEN
INDOOR
DAY ROOM
OUTDOOR
Corrections Security Business
MCS-Detention
Pod J 07
Unlock J29A
Zoom Pod J
Cancel J29Aa
Mon-Cam 1 - 36 2 - 53
Alarms Tot: 1 Pnd: 1
Central Control 10
Booking 11
Kitchen 12
Medical 13


OneFab
OneTouch

OneFab

OneTouch OnePanel

OneTrack OneStore

OneReport OneVisit

OneView OneLink = **TotalWerks**

Corrections Security Business
MCS-Detention



Command and Control Systems

Corrections Security Business
MCS-Detention

MCS-Commercial

- Provide design services to develop complete security solutions for all types of low voltage security systems.
- Program and furnish designed systems, such as:
  - CCTV, access control, door control, fire alarm, video storage, video management, sound, perimeter, nurse call, etc.

Commercial Security Business

ARGYLE SECURITY INC.

Security Systems



Access Control



Video Systems



Intrusion Detection Systems



Proximity Cards

Smart Cards



Biometric Technology



CTI
Antarctic Research

Photo ID Printers & Supplies

Commercial Security Business

ARGYLE SECURITY INC.

Leading Edge Technology



Intelligent Perimeter Security





Wireless Video


Power Ethernet I/O

IP Video



Intelligent Video

Commercial Security Business

Fire Detection Systems


EST

QuickStart, EST2 & EST3


Fire, Security, Emergency Evacuation,
Access Control and CCTV

Integrated Life Support Systems



Control Panels



Detectors


Audible &
Visible
Signals

Signaling

Commercial Security Business

ARGYLE SECURITY INC.

Technology Partners

- Access Control
  - ✓Software House
  - ✓GE Security
  - ✓AMAG
  - ✓Lenel
  - ✓DSX
  - ✓Access Specialties

Commercial Security Business

ARGYLE SECURITY INC.

Technology Partners

- **Video**
  - ✓Pelco
  - ✓AD Intellex
  - ✓DVTel
  - ✓NICE
  - ✓Kalatel
  - ✓Sony
  - ✓Panasonic
  - ✓Bosch
  - ✓Cernium
  - ✓Verint

Commercial Security Business

Technology Partners

- **Fire**
  - ✓EST
- **Printers**
  - ✓Fargo
  - ✓DataCard
  - ✓Evolis
  - ✓MagicCard
- **Intercom & Nurse Call**
  - ✓Aiphone
  - ✓Zenitel

A World Leader in Fire Alarm Technology

Market and Channel Focus

ARGYLE SECURITY INC.


Risk Analysis
Threat Analysis
Intrusion
Outdoor Perimeter
Video Surveillance
Access Control
Consulting
Project Management

Market and Channel Focus

ARGYLE SECURITY INC.


Risk Analysis
Threat Analysis
Intrusion
Outdoor Perimeter
Access Control
Video Surveillance
Consulting
Project Management

Where We Are Today

Correctional Market Summary Growth Drivers

ARGYLE SECURITY INC.

- More juveniles (Increase in crime rate and laws)
- More women (Change in percentage population)
- Violent sexual predators requiring special facilities
- Aging and 24/7 usage of existing facilities
- Migration and relocation of population
- Sophisticated command and control graphics technology

- Growth in inmate population
- Aging of inmate population
- Increase in illegal aliens
- Retrofit demand continuing
- Approximately 1,000 new inmates per week

Sources: "Public Safety Performance Report," Pew Charitable Trust, 2007
"Correctional News," February 2007

Leveraging Growth Markets

ARGYLE SECURITY INC.


Pro Forma Revenues
2000-2006
$ Millions
MCS Commercial
MCS Detention
ISI Detention
122
Backlog
85
80
75
70
65
60
55
50
45
40
35
30
25
20
15
10
5
0
2000
2001
2002
2003
2004
2005
2006

MCS was acquired in 2000 and split into MCS-Commercial and MCS-Detention.

Commercial Security Division

Argyle Security Inc.

- MCS-Commercial offers security and fire alarm solutions in five regional office locations:
  - San Antonio, Austin, Dallas, Houston and Denver
- Successful strategic buildup over past five years, including five acquisitions and two Greenfields
- Largest and fastest growing division
- Over 39% of total revenues
- Service revenues are the fastest growing and highest margin segment

Commercial Security Division Strategically Positioned

ARGYLE SECURITY INC.

Proven Strategy Based on Seven Strategic Principles:

- Broad range of products
- Strong sales relationships
- Stringent estimating and cost controls
- Best of Breed products
- Recurring service revenues
- Building customer relationships

Ready for Expansion:

- Strong management
- Proven ability for profitable growth
- Additional access to capital
- Dynamically growing industry

Q3 2007 Exhibits Strong Growth

ARGYLE SECURITY INC.



$122.6
$75.8
$23.6
$15.5
Pro Forma Revenues*
Total Backlog**
$1.8
$0.9
Pro Forma EBITDA*
9/30/06
9/30/07

*ISI is Argyle's first acquisition (prior to which Argyle was a blank check company) and, accordingly, Argyle does not believe that a comparison of the results of operations for the quarter and nine months ended September 30, 2007, which only include ISI's operating results for August and September 2007, versus Argyle's September 30, 2006 results of operations for the same periods is useful to stockholders. In order to assist investors in better understanding the changes in ISI's business between the quarters and nine months ended September 30, 2007 and September 30, 2006, Argyle is reporting pro forma results of operations for the Company and ISI as if the acquisition of ISI occurred on January 1, 2007 and January 1, 2006, respectively. Additionally, Argyle has excluded the amortization of intangible assets associated with the merger as the amortization expense may not be indicative of future expenditures or business combinations and the stock-related compensation expense does not require a cash outlay. EBITDA (earnings before interest, taxes, depreciation and amortization) is used by management as a performance measure for benchmarking against the Company's peers and competitors. The Company believes EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties to evaluate companies in the security industry. EBITDA is not a recognized term under GAAP. Argyle and ISI compute EBITDA using the same consistent method from quarter to quarter. The presentation of EBITDA and proforma results is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

**Total backlog includes intercompany amounts. Intercompany amounts were as follows for September 30 of: 2006($10,769,159) and 2007 ($22,064128), respectively.

First Nine Months of 2007

ARGYLE SECURITY INC.


$41.2
$60.2
$75.8
$122.6
Pro Forma Revenues*
Total Backlog**
9/30/06
9/30/07


$1.9
$4.1
Pro Forma EBITDA*

*ISI is Argyle's first acquisition (prior to which Argyle was a blank check company) and, accordingly, Argyle does not believe that a comparison of the results of operations for the quarter and nine months ended September 30, 2007, which only include ISI's operating results for August and September 2007, versus Argyle's September 30, 2006 results of operations for the same periods is useful to stockholders. In order to assist investors in better understanding the changes in ISI's business between the quarters and nine months ended September 30, 2007 and September 30, 2006, Argyle is reporting pro forma results of operations for the Company and ISI as if the acquisition of ISI occurred on January 1, 2007 and January 1, 2006, respectively. Additionally, Argyle has excluded the amortization of intangible assets associated with the merger as the amortization expense may not be indicative of future expenditures or business combinations and the stock-related compensation expense does not require a cash outlay. EBITDA (earnings before interest, taxes, depreciation and amortization) is used by management as a performance measure for benchmarking against the Company's peers and competitors. The Company believes EBITDA is useful to investors because it is frequently used by securities analysts, investors and other interested parties to evaluate companies in the security industry. EBITDA is not a recognized term under GAAP. Argyle and ISI compute EBITDA using the same consistent method from quarter to quarter. The presentation of EBITDA and proforma results is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

**Total backlog includes intercompany amounts. Intercompany amounts were as follows for September 30 of: 2006($10,769,159) and 2007 ($22,064128), respectively.

Strategy for Growth: Channel Mix

ARGYLE SECURITY INC.



Commercial
Corrections
2007
2008
2009
2010

Revenue Growth

Strategy for Growth: Organic/Acquisitions

ARGYLE SECURITY INC.


Acquisition
Organic
2007
2008
2009
2010

Revenue Growth

Strategy for Growth: U.S./International

ARGYLE SECURITY INC.


International
U.S.
2007
2008
2009
2010

Revenue Growth

2008 Focus - Phase I

ARGYLE SECURITY INC.



Technology

Goals

- Complete national footprint
- Create 4 locations for corrections market
- Continue to expand use of existing proprietary technology (tools and features)

2009 Focus - Phase II

Argyle Security Inc.


Technology

Use experienced sales force with customer relationship to utilize our existing and acquired technology where beneficial to the customer.

Goals

- Continue tuck-in on finalizing national footprint.
- Continue organic growth.

2010 Focus - Phase III

ARGYLE SECURITY INC.


Technology

Goals

- Acquire distribution in Europe and Middle East.
- Continue to acquire tuck-ins for United States.
- Continue to acquire distribution driven technology.

Experienced Leadership Team

ARGYLE SECURITY INC.

Executive	Position	Background
Bob Marbut	Chairman, Co-CEO and Co-Founder, Argyle	45-year career includes successful execution of strategic buildups for public/private companies; Electronics Line 3000; Argyle Television Holding, Hearst-Argyle Television; Harte-Hanks Communications
Ron Chaimovski	Vice Chairman, Co-CEO and Co-Founder, Argyle	Currently Vice Chairman of Electronics Line 3000; 20+ year career includes roles as former Economic Minister to North America; international commercial lawyer; founder and Chairman of technology-focused investment company
Sam Youngblood	CEO and Founder, ISI Security Group	30-year tenure in security industry includes senior management positions at ISI, Adtec (also Founder) and Southern Steel, focusing on detention hardware
Don Neville	Chief Financial Officer, Argyle	22 years of professional experience, served as CFO and CEO of private and public companies
Alan Wachtel	Vice President, Argyle	Security industry career includes 22-year tenure at Pittway Corp. (later Honeywell) and SVP of SecTecGLOBAL, Inc.
General (Ret.) Wesley K. Clark	Independent Director	38 yrs with U.S. military, including NATO forces, retired as a 4-star general; Currently Chairman/CEO of Wesley K. Clark & Associates and Chairman of Rodman & Renshaw
John J. (Chip) Smith	Independent Director	Director of Security for Bank of New York Mellon; 24 yrs in U.S. Secret Service